MERRILL LYNCH
FEDERAL
SECURITIES TRUST



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011                                               #10280 -- 8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST

DEAR SHAREHOLDER

Economic Environment
In our May 1997 letter to shareholders, we stated that Federal Reserve Board (FRB) Chairman Alan Greenspan had indicated that the acceptable, or noninflationary, level of economic growth is in the range of 2% -- 2.5%. During the May quarter, the level of gross domestic product (GDP) growth was well out of this range. While GDP rose 3.6% during the second quarter and has now exceeded the targeted range in four of the past five quarters, inflation remained subdued. In fact, inflation (actually deflation) at the wholesale level, as measured by the Producer Price Index, was -0.1% for July. This is the seventh consecutive monthly decline. Similarly, the core Consumer Price Index (excluding the more volatile food and energy components) is up just 2.4% from a year ago. This is a 32-year low in inflation.

The concept of a new paradigm regarding the level of noninflationary growth is attracting greater attention. The economy is strong. Consumer confidence is at the highest level since 1969. Consumer spending was up 0.8% in July, the largest gain in six months. The housing market, buoyed by attractive mortgage rates, remains strong. New and existing home sales are at the highest level in 20 years. The manufacturing sector is also strong as the National Purchasing Managers Index reached a three-year high in July. These factors have led to a tight labor market. Unemployment is at 4.9%, just 0.1% above its 24-year low reached in July. However, labor pressures are absent as the employment cost index is up just 2.8%. A strong dollar makes imports attractive, thus limiting domestic pricing flexibility for passing increased costs through to consumers. We believe that the FRB must continue to keep a vigilant eye on aggregate consumer demand and the tight labor markets, which could lead to demand "pull" or cost "push" inflation. However, it seems as though monetary policy will remain on hold through year-end 1997, in our view.

Fiscal Year in Review
During the Trust's fiscal year ended August 31, 1997, interest rates declined marginally and the yield curve flattened. The two-year Treasury note declined by 38 basis points (0.38%) from 6.34% to 5.96%, while the ten-year Treasury note declined by 60 basis points from 6.94% to 6.34%. The flattened yield curve can be seen in the two-year -- ten-year yield spread of just 38 basis points. A year ago the yield curve was considered flat with a spread of 60 basis points.

As interest rates move lower, bond prices generally move higher. In general, longer-term securities outperform securities with shorter terms to maturity, and low-coupon mortgage-backed securities (MBS) outperform high-coupon MBS. During the fiscal year ended August 31, 1997, MBS outperformed Treasury securities across the maturity curve. To illustrate, the ten-year Treasury note returned +10.58% while Federal National Mortgage Association (FNMA) 6% returned +11.87%. The return on the five-year Treasury note was +8.36% as compared to +10.95% for FNMA 7.5%. The return on the three-year Treasury note was +7.67% as compared to +9.97% for FNMA 8.5%. In general, Government National Mortgage Association (GNMA) securities (those mortgages backed by the Federal Housing Administration and Veterans Administration) outperformed FNMA and Federal Home Loan Mortgage Corporation securities (conventional mortgages), especially those with lower coupons.

In a bull market, duration is always a major contributor to performance. Unfortunately, we did not significantly lengthen duration. However, many other factors benefited the Fund's performance. We were fully invested with minimal liquidity and held approximately 93% of the portfolio in MBS and just 6% in Treasury securities. In addition, we focused investments in low-coupon MBS and increased our allocation to GNMAs.

We continue to find MBS attractive, and our current focus is on discount-coupon MBS where homeowners do not have refinancing incentives, and multi-family mortgages that have prepayment penalties. These securities are likely to perform well if interest rates decline. Within the MBS sector, we increased the allocation to 15-year MBS because we expect them to outperform their 30-year counterparts should interest rate volatility increase.

The Treasury yield curve remains fairly flat. Until the yield curve steepens, our Treasury position will be held at a minimum. If and when this occurs, the value of Treasury securities "rolling down" the yield curve will help make them more attractive relative to MBS on a total rate of return basis. However, although real interest rates (adjusted for inflation) are attractive at the short end of the yield curve, it does not seem that a change is likely by year-end. Therefore, high-quality, high-yielding MBS will most likely continue to be our preferred investment through the balance of 1997.

In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GREGORY MARK MAUNZ
Gregory Mark Maunz
Vice President and Portfolio Manager

September 29, 1997



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Federal Securities Trust                 August 31, 1997

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                            12 Month       3 Month
                                                  8/31/97       5/31/97       8/31/96       % Change       % Change
Class A Shares*                                    $9.64         $9.53         $9.40          +2.55%        +1.15%
Class B Shares*                                     9.63          9.53          9.40          +2.45         +1.05
Class C Shares*                                     9.63          9.53          9.40          +2.45         +1.05
Class D Shares*                                     9.63          9.53          9.40          +2.45         +1.05
Class A Shares -- Total Return*                                                               +9.66(1)      +2.84(2)
Class B Shares -- Total Return*                                                               +8.71(3)      +2.54(4)
Class C Shares -- Total Return*                                                               +8.66(5)      +2.53(6)
Class D Shares -- Total Return*                                                               +9.27(7)      +2.67(8)
Class A Shares -- Standardized 30-day Yield         5.72%
Class B Shares -- Standardized 30-day Yield         5.19%
Class C Shares -- Standardized 30-day Yield         5.14%
Class D Shares -- Standardized 30-day Yield         5.49%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.643 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.157 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.569 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.565 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.619 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.151 per share ordinary income dividends.



[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Merrill Lynch Federal Securities Trust

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Mortgage Index:

                                     10/21/94**               8/97
ML Federal Securities Trust+--
Class A Shares*                        $9,600               $12,279
ML Federal Securities Trust+--
Class C Shares*                       $10,000               $12,481
Salomon Brothers Mortgage
Index++                               $10,000               $13,042


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                     12/23/91**               8/97
ML Federal Securities Trust+--
Class B Shares*                       $10,000               $13,486
Salomon Brothers Mortgage
Index++                               $10,000               $14,706



A line graph depicting the growth of an investment in the Fund's Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                      8/87                    8/97
ML Federal Securities Trust+--
Class D Shares*                        $9,600               $20,955
Salomon Brothers Mortgage
Index++                               $10,000               $24,462


Footnote reads:
   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  ** Commencement of Operations.
   + The Trust invests primarily in US Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Past performance is not predictive of future performance.



Average Annual Total Return

                            % Return Without          % Return With
                              Sales Charge            Sales Charge**
Class A Shares*
Year Ended 6/30/97               +8.11%                   +3.79%
Inception (10/21/94)
through 6/30/97                  +8.86                    +7.23

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                               % Return                 % Return
                             Without CDSC              With CDSC**
Class B Shares*
Year Ended 6/30/97               +7.29%                   +3.29%
Five Years Ended 6/30/97         +5.24                    +5.24
Inception (12/23/91)
through 6/30/97                  +5.28                    +5.28

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                               % Return                 % Return
                             Without CDSC              With CDSC**
Class C Shares*
Year Ended 6/30/97               +7.35%                   +6.35%
Inception (10/21/94)
through 6/30/97                  +7.98                    +7.98

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return Without          % Return With
                             Sales Charge            Sales Charge**
Class D Shares*
Year Ended 6/30/97               +7.96%                   +3.64%
Five Years Ended 6/30/97         +5.76                    +4.90
Ten Years Ended 6/30/97          +7.91                    +7.47

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                                 Net Asset Value            Capital Gains
Period Covered              Beginning       Ending           Distributed         Dividends Paid*       % Change**
10/21/94 -- 12/31/94         $9.16          $9.08                --                  $0.129             + 0.54%
1995                          9.08           9.78                --                   0.665             +15.46
1996                          9.78           9.58                --                   0.638             + 4.71
1/1/97 -- 8/31/97             9.58           9.64                --                   0.415             + 5.21
                                                                               Total $1.847
                                                                Cumulative total return as of 8/31/97:  +27.89%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                 Net Asset Value            Capital Gains
Period Covered              Beginning       Ending           Distributed         Dividends Paid*       % Change**
12/23/91 -- 12/31/91         $9.92          $9.94                --                  $0.019             + 0.39%
1992                          9.94           9.81                --                   0.619             + 5.10
1993                          9.81           9.98                --                   0.481             + 6.73
1994                          9.98           9.08                --                   0.523             - 3.81
1995                          9.08           9.77                --                   0.592             +14.47
1996                          9.77           9.58                --                   0.565             + 4.02
1/1/97 -- 8/31/97             9.58           9.63                --                   0.367             + 4.56
                                                                               Total $3.166
                                                                Cumulative total return as of 8/31/97:  +34.86%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                 Net Asset Value            Capital Gains
Period Covered              Beginning       Ending           Distributed         Dividends Paid*       % Change**
10/21/94 -- 12/31/94         $9.16          $9.07                --                  $0.115             + 0.28%
1995                          9.07           9.77                --                   0.586             +14.53
1996                          9.77           9.58                --                   0.560             + 3.97
1/1/97 -- 8/31/97             9.58           9.63                --                   0.364             + 4.53
                                                                               Total $1.625
                                                                Cumulative total return as of 8/31/97:  +24.81%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                 Net Asset Value            Capital Gains
Period Covered              Beginning       Ending           Distributed         Dividends Paid*       % Change**
9/28/84 -- 12/31/84          $9.38          $9.64              $0.022                $0.187             + 5.10%
1985                          9.64           9.96               0.344                 1.051             +19.45
1986                          9.96           9.87               0.440                 0.862             +12.75
1987                          9.87           9.23               0.042                 0.834             + 2.35
1988                          9.23           9.07                --                   0.849             + 7.67
1989                          9.07           9.39                --                   0.863             +13.64
1990                          9.39           9.48                --                   0.835             +10.43
1991                          9.48           9.94                --                   0.787             +13.75
1992                          9.94           9.81                --                   0.669             + 5.64
1993                          9.81           9.98                --                   0.532             + 7.27
1994                          9.98           9.08                --                   0.571             - 3.32
1995                          9.08           9.77                --                   0.641             +15.06
1996                          9.77           9.58                --                   0.614             + 4.56
1/1/97 -- 8/31/97             9.58           9.63                --                   0.399             + 4.92
                                                         Total $0.848          Total $9.694
                                                               Cumulative total return as of 8/31/97:  +207.96%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Merrill Lynch Federal Securities Trust                                                       August 31, 1997

SCHEDULE OF INVESTMENTS

                                                         Face           Interest           Maturity                 Value
Issue                                                   Amount            Rate              Date(s)               (Note 1a)
US Government Obligations -- 6.00%

United States Treasury Notes                          $30,000,000         6.00 %           7/31/2002              $29,718,600
                                                       79,000,000         6.375            5/15/2000               79,579,860
                                                        5,000,000         6.625            5/15/2007                5,085,950
                                                                                                               --------------
Total US Government Obligations (Cost -- $114,479,688)                                                            114,384,410
                                                                                                               ==============

US Government Agency Mortgage-Backed
Obligations* -- 92.78%

Federal Home Loan Mortgage                             100,000,000        6.775(7)        11/01/2003              100,875,000
Corporation -- Multi-Family++                            9,797,143        7.225(2)        11/01/1997                9,869,091

Federal Home Loan Mortgage Corporation                         600       10.00             7/01/2019                      656
Participation Certificates                              14,839,464       10.50       9/01/2000-9/01/2020           16,476,405
                                                         3,384,508       11.00       8/01/2010-9/01/2020            3,800,160
                                                         3,015,087       11.50       10/01/1998-6/01/2020           3,420,224
                                                         1,419,837       12.00       7/01/1999-6/01/2020            1,634,133
                                                         2,857,307       12.50       10/01/1999-7/01/2019           3,334,105
                                                         4,041,608       13.00       8/01/1999-2/01/2016            4,770,351

Federal Home Loan Mortgage Corporation                     373,771        6.00             4/01/2009                  365,242
Participation Certificates -- Gold Program             146,030,709        6.50       4/01/2011-7/01/2012          144,186,204
                                                        49,300,000        6.50(7)       7-Year TBA(8)              48,991,875
                                                       199,273,801        7.00      6/01/2011-8/01/2012           200,236,195
                                                        21,386,205        7.00(2)         10/01/1999               21,626,158
                                                        33,336,655        7.50      5/01/2009-9/01/2026            34,007,271
                                                        32,731,734        8.00      1/01/2007-11/01/2025           33,828,834
                                                        11,998,833        8.50      1/01/2025-7/01/2025            12,527,502
                                                         5,105,236       10.50     10/01/2020-12/01/2020            5,649,250

Federal Home Loan Mortgage                Trust 273      6,798,489        7.00(1)          7/01/2026                2,364,623
Corporation REMICs**                      Trust 134      1,998,672        9.00(1)          4/15/2022                  539,641
                                          Trust 1220     9,889,070       10.00             2/15/2022               10,137,011

Federal National Mortgage Association                   65,965,489        6.50     12/01/2008-5/01/2026            63,662,272
Mortgage-Backed Securities                             142,385,883        7.00      3/01/2024-12/01/2026          141,723,471
                                                        71,736,417        7.50      1/01/2025-11/01/2026           72,472,936
                                                        64,329,092        8.50      5/01/2010-11/01/2025           67,063,158
                                                        28,988,564        8.50(3)          7/15/2023               30,158,006
                                                        21,566,171        9.50             3/01/2020               23,102,761
                                                            12,244       10.50             9/01/2000                   13,147
                                                        32,848,709       11.00      2/01/2011-11/01/2020           37,344,712
                                                            97,780       11.50      1/01/2015-6/01/2015               111,836
                                                         1,748,839       13.00      8/01/2010-6/01/2015             2,077,288

Federal National Mortgage Association    #0073894          993,907        6.525(7)        12/01/2003                  986,453
Mortgage-Backed Securities --            #0073885          895,236        6.545(9)         1/01/2007                  882,926
Multi-Family++                           #0073873          771,550        6.625(9)         2/01/2007                  763,352
                                         #0073221        1,474,867        6.715(7)        10/01/2005                1,473,484
                                         #0375015       19,661,106        6.79(7)          4/01/2004               19,771,700
                                         #0073915        1,542,992        6.87(9)          1/01/2007                1,554,082
                                         #0073910       11,882,210        6.875(9)         1/01/2007               11,698,407
                                         #0375043        3,590,182        6.895(9)         4/01/2007                3,611,498
                                         #0375007       12,142,700        6.94(9)          3/01/2007               12,267,922
                                         #0375012        3,291,099        6.95(9)          4/01/2007                3,322,982

Federal National Mortgage Association    #0073944       13,931,763        6.96(9)          1/01/2007               13,933,939
Mortgage-Backed Securities --            #0073952        2,827,939        6.96(9)          2/01/2007                2,827,056
Multi-Family++ (concluded)               #0073946        5,468,574        6.97(9)          2/01/2007                5,471,992
                                         #0073969        8,120,592        7.05(9)          2/01/2007                8,166,270
                                         #0073962        4,711,251        7.085(9)         2/01/2007                4,751,003
                                         #0073967        4,581,395        7.105(9)         3/01/2007                4,675,887
                                         #0073992        2,602,107        7.115(9)         2/01/2007                2,657,402
                                         #0375069        1,095,385        7.122(9)         3/01/2007                1,119,004
                                         #0073943        1,487,673        7.18(10)         2/01/2019                1,523,935
                                         #0073608        4,863,439        7.49(9)          8/01/2006                5,076,215
                                         #0375052        4,753,132        7.50(11)         3/01/2027                4,831,856
                                         #0109076        2,198,706        7.59(9)          8/01/2006                2,281,157
                                         #0160024        5,894,757        7.625(9)        11/01/2003                6,163,706
                                         #0160095        7,260,814        7.66(9)          3/01/2004                7,621,586

Federal National Mortgage Association    94-M1-IO       78,531,170        0.87(1)         10/25/2003                3,043,083
Mortgage-Backed Securities --            94-M4-A        19,180,160        9.0492           8/25/2026               19,875,441
REMICs** -- Multi-Family++               96-M3-AZ       10,500,000        7.41             3/25/2021               10,867,500

Federal National Mortgage Association    94-56-TB        5,239,230        6.50(1)          7/25/2022                1,909,044
REMICs**                                 93-123-S       15,529,411        7.94218+         7/25/2000               14,905,808

Government National Mortgage Association                50,163,336        7.00      4/15/2023-12/15/2025           49,568,430
Mortgage-Backed Securities                             211,004,378        7.50      1/15/2007-6/15/2027           212,988,860
                                                       172,499,508        8.00      5/15/2023-9/15/2026           177,493,216
                                                        49,176,117       10.00      12/15/2015-12/15/2021          54,720,554
                                                           237,197       10.50      10/15/2014-4/15/2021              267,587
                                                               856       11.00             1/15/2016                      982
                                                             6,526       11.50             8/15/2013                    7,568
                                                                                                               --------------
Total US Government Agency Mortgage-Backed Obligations (Cost -- $1,757,365,838)                                 1,769,451,405
                                                                                                               ==============


 Face
Amount                                                          Issue

Repurchase Agreements*** -- 2.60%
$49,653,000       Nikko Securities Co., purchased on 8/29/1997 to yield 5.55% to 9/02/1997                         49,653,000
                                                                                                               --------------
Total Repurchase Agreements (Cost -- $49,653,000)                                                                  49,653,000
                                                                                                               ==============

US Government Agency Discount Obligations**** -- 11.52%

20,000,000        Federal Farm Credit Banks, 5.39% due 9/11/1997                                                   19,973,050
                  Federal Home Loan Mortgage Corporation:
50,000,000          5.38% due 9/11/1997                                                                            49,932,750
50,000,000          5.42% due 9/11/1997                                                                            49,932,250
50,000,000          5.37% due 9/16/1997                                                                            49,895,583
50,000,000          5.37% due 9/22/1997                                                                            49,850,834
                                                                                                               --------------
Total US Government Agency Discount Obligations (Cost -- $219,584,467)                                            219,584,467
                                                                                                               ==============


                       Nominal Value                                                Strike      Notification        Value
                    Covered by Options                 Issue                        Price          Date           (Note 1a)

Options Purchased -- 0.08%
Call Options           138,880,257      Federal Home Loan Mortgage Corporation --
Purchased                               Gold Program, 15-year, 7%                    100          8/1997(4)        $1,454,532
                        96,419,387      Government National Mortgage Association,
                                        30-Year, 6% Adjustable Rate Mortgage(6)      100          9/20/2011(5)         28,926
                                                                                                               --------------
Total Options Purchased (Cost -- $2,801,938)                                                                        1,483,458
                                                                                                               ==============

Total Investments (Cost -- $2,143,884,931) -- 112.98%                                                           2,154,556,740
                                                                                                               ==============


Options Written -- (0.01%)

Put Options             96,419,387      Government National Mortgage Association,
Written                                 30-Year, 6% Adjustable Rate Mortgage(6)      100          9/20/2011(5)       (134,987)
                                                                                                               --------------
Total Options Written (Premiums Received -- $0)                                                                      (134,987)
                                                                                                               ==============

Total Investments, Net of Options Written (Cost -- $2,143,884,931) -- 112.97%                                   2,154,421,753
                                                                                                               ==============

Liabilities in Excess of Other Assets -- (12.97%)                                                                (247,298,970)
                                                                                                               --------------

Net Assets -- 100.00%                                                                                          $1,907,122,783
                                                                                                               ==============

(1)   Represents the interest only portion of a mortgage-backed obligation.
(2)   Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)   Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)   The option is callable from this date.
(5)   Represents European style options which can be exercised only on the expiration date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding  principal amount of specific GNMA, 30-year, 6% Adjustable Rate Mortgage pools as of September 20, 2011.  For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
(6)   Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7)   Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(8)   Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(9)   Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10)  Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
(11)  Represents balloon mortgages that amortize on a 30-year schedule and have 30-year maturities.
    + Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1997.
   ++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
    * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
   ** Real Estate Mortgage Investment Conduits (REMICs).
  *** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
 **** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid  at the time of purchase by the Trust.

      See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $2,141,082,993) (Note 1a)                     $2,153,073,282
                      Options purchased, at value (cost -- $2,801,938) (Notes 1a & 1c)                             1,483,458
                      Receivables:
                      Securities sold                                                      $439,820,353
                      Interest                                                               13,451,300
                      Beneficial interest sold                                                1,633,746
                      Principal paydowns                                                        771,423
                      Loaned securities                                                           2,187          455,679,009
                                                                                         --------------
                      Prepaid registration fees and other assets (Note 1f)                                           222,746
                                                                                                              --------------
                      Total assets                                                                             2,610,458,495
                                                                                                              ==============

Liabilities:          Options written, at value (premiums received -- $0)
                      (Notes 1a & 1c)                                                                                134,987
                      Payables:
                      Securities purchased (Note 1h)                                        694,247,443
                      Beneficial interest redeemed                                            4,169,597
                      Dividends to shareholders (Note 1g)                                     2,172,757
                      Investment adviser (Note 2)                                               781,637
                      Distributor (Note 2)                                                      671,675          702,043,109
                                                                                         --------------
                      Accrued expenses and other liabilities.                                                      1,157,616
                                                                                                              --------------
                      Total liabilities                                                                          703,335,712
                                                                                                              --------------

Net Assets:           Net assets                                                                              $1,907,122,783
                                                                                                              ==============

Net Assets            Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:           number of shares authorized                                                                 $2,885,950
                      Class B Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  6,981,093
                      Class C Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                    298,163
                      Class D Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  9,630,774
                      Paid-in capital in excess of par                                                         2,125,412,309
                      Accumulated realized capital losses on investments -- net (Note 5)                        (248,622,328)
                      Unrealized appreciation on investments -- net                                               10,536,822
                                                                                                              --------------
                      Net assets                                                                              $1,907,122,783
                                                                                                              ==============

Net Asset Value:      Class A -- Based on net assets of $278,103,013 and 28,859,503
                      shares of beneficial interest outstanding                                                        $9.64
                                                                                                              ==============
                      Class B -- Based on net assets of $672,540,764 and 69,810,932
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      Class C -- Based on net assets of $28,723,400 and 2,981,626
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      Class D -- Based on net assets of $927,755,606 and 96,307,742
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      See Notes to Financial Statements.






Statement of Operations for the Year Ended August 31, 1997

Investment            Interest and discount earned                                                       $147,697,898
Income                Other                                                                                   139,349
(Note 1e):                                                                                              -------------
                      Total income                                                                        147,837,247
                                                                                                        -------------

Expenses:             Investment advisory fees (Note 2)                                                     9,241,448
                      Account maintenance and distribution fees -- Class B (Note 2)                         5,827,036
                      Account maintenance fees -- Class D (Note 2)                                          2,368,452
                      Transfer agent fees -- Class D (Note 2)                                               1,248,644
                      Transfer agent fees -- Class B (Note 2)                                               1,183,063
                      Custodian fees                                                                          356,954
                      Transfer agent fees -- Class A (Note 2)                                                 328,369
                      Accounting services (Note 2)                                                            246,701
                      Account maintenance and distribution fees -- Class C (Note 2)                           202,066
                      Printing and shareholder reports                                                        142,889
                      Professional fees                                                                       108,550
                      Registration fees (Note 1f)                                                             107,039
                      Trustees' fees and expenses                                                              75,297
                      Transfer agent fees -- Class C (Note 2)                                                  37,375
                      Other                                                                                    77,687
                                                                                                        -------------
                      Total expenses                                                                       21,551,570
                                                                                                        -------------
                      Investment income -- net                                                            126,285,677
                                                                                                        -------------

Realized &            Realized gain on investments -- net                                                  18,221,792
Unrealized Gain on    Change in unrealized depreciation on investments -- net                              32,660,811
Investments -- Net                                                                                      -------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                               $177,168,280
                                                                                                        =============

                      See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                               1997               1996
Operations:            Investment income -- net                                               $126,285,677     $145,023,260
                       Realized gain on investments -- net                                      18,221,792       17,428,212
                       Change in unrealized appreciation/depreciation on investments -- net     32,660,811      (66,407,293)
                                                                                            --------------   --------------
                       Net increase in net assets resulting from operations                    177,168,280       96,044,179
                                                                                            --------------   --------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                 (16,892,973)     (15,541,226)
(Note 1g):             Class B                                                                 (46,437,460)     (66,689,844)
                       Class C                                                                  (1,493,291)      (1,181,094)
                       Class D                                                                 (61,461,953)     (61,490,784)
                                                                                            --------------   --------------
                       Net decrease in net assets resulting from dividends to shareholders    (126,285,677)    (144,902,948)
                                                                                            --------------   --------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                           (265,356,085)    (307,548,996)
(Note 4):                                                                                   --------------   --------------

Net Assets:            Total decrease in net assets                                           (214,473,482)    (356,407,765)
                       Beginning of year                                                     2,121,596,265    2,478,004,030
                                                                                            --------------   --------------
                       End of year                                                          $1,907,122,783   $2,121,596,265
                                                                                            ==============   ==============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                                     Class A
                                                                                           For the               For the Period
The following per share data and ratios have been derived                                Year Ended              Oct. 21, 1994+
from information provided in the financial statements.                                    August 31,              to August 31,
                                                                                     1997          1996++             1995++
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period                           $9.40         $9.61              $9.16
Operating                                                                     -----------   -----------        -----------
Performance:         Investment income -- net                                         .64           .64                .58
                     Realized and unrealized gain (loss) on investments
                     -- net                                                           .24          (.21)               .45
                                                                              -----------   -----------        -----------
                     Total from investment operations                                 .88           .43               1.03
                                                                              -----------   -----------        -----------
                     Less dividends from investment income -- net                    (.64)         (.64)              (.58)
                                                                              -----------   -----------        -----------
                     Net asset value, end of period                                 $9.64         $9.40              $9.61
                                                                              ===========   ===========        ===========

Total Investment     Based on net asset value per share                              9.66%         4.55%             11.56%++++
Return:**                                                                     ===========   ===========        ===========

Ratios to Average    Expenses                                                         .65%          .62%               .64%*
Net Assets:                                                                   ===========   ===========        ===========
                     Investment income -- net                                        6.73%         6.64%              7.21%*
                                                                              ===========   ===========        ===========

Supplemental         Net assets, end of period (in thousands)                    $278,103      $231,651           $223,237
Data:                                                                         ===========   ===========        ===========
                     Portfolio turnover                                            349.05%       204.14%            260.34%
                                                                              ===========   ===========        ===========


The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.                        For  the Year Ended August 31,
                                                                 1997         1996++       1995++       1994         1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year         $9.40        $9.61        $9.41       $10.14        $9.92
Operating                                                  ----------   ----------   ----------   ----------   ----------
Performance:
                     Investment income -- net                     .57          .57          .60          .48          .52
                     Realized and unrealized gain (loss) on
                     investments -- net                           .23         (.21)         .20         (.73)         .22
                                                           ----------   ----------   ----------   ----------   ----------

                     Total from investment operations             .80          .36          .80         (.25)         .74
                                                           ----------   ----------   ----------   ----------   ----------
                     Less dividends from investment
                     income -- net                               (.57)        (.57)        (.60)        (.48)        (.52)
                                                           ----------   ----------   ----------   ----------   ----------
                     Net asset value, end of year               $9.63        $9.40        $9.61       $ 9.41       $10.14
                                                           ==========   ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share          8.71%        3.72%        8.91%       (2.55%)       7.80%
Return:**                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                    1.42%        1.39%        1.41%        1.33%        1.30%
Net Assets:                                                ==========   ==========   ==========   ==========   ==========
                     Investment income -- net                    5.98%        5.87%        6.39%        4.90%        5.27%
                                                           ==========   ==========   ==========   ==========   ==========

Supplemental         Net assets, end of year (in thousands)  $672,541     $924,885   $1,262,985   $1,497,358   $2,151,917
Data:                                                      ==========   ==========   ==========   ==========   ==========
                     Portfolio turnover                        349.05%      204.14%      260.34%      322.68%      224.35%
                                                           ==========   ==========   ==========   ==========   ==========
                   + Commencement of Operations.
                  ++ Based on average shares outstanding during the period.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.


                                                                                                     Class C
                                                                                           For the            For the Period
The following per share data and ratios have been derived                                 Year Ended          Oct. 21, 1994+
from information provided in the financial statements.                                    August 31,           to August 31,
                                                                                     1997          1996++           1995++
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period                           $9.40         $9.61              $9.16
Operating                                                                     -----------   -----------        -----------
Performance:
                     Investment income -- net                                         .56           .56                .51
                     Realized and unrealized gain (loss) on investments
                     -- net                                                           .23          (.21)               .45
                                                                              -----------   -----------        -----------
                     Total from investment operations                                 .79           .35                .96
                                                                              -----------   -----------        -----------
                     Less dividends from investment income -- net                    (.56)         (.56)              (.51)
                                                                              -----------   -----------        -----------
                     Net asset value, end of period                                 $9.63         $9.40              $9.61
                                                                              ===========   ===========        ===========

Total Investment     Based on net asset value per share                              8.66%         3.67%             10.80%++++
Return:**                                                                     ===========   ===========        ===========

Ratios to Average    Expenses                                                        1.47%         1.43%              1.47%*
Net Assets:                                                                   ===========   ===========        ===========
                     Investment income -- net                                        5.91%         5.82%              6.28%*
                                                                              ===========   ===========        ===========

Supplemental         Net assets, end of period (in thousands)                     $28,723       $22,672            $15,621
Data:                                                                         ===========   ===========        ===========
                     Portfolio turnover                                            349.05%       204.14%            260.34%
                                                                              ===========   ===========        ===========


The following per share data and ratios have been derived                                 Class D
from information provided in the financial statements.                        For  the Year Ended August 31,
                                                                 1997         1996++         1995++        1994         1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year         $9.40        $9.61          $9.41        $10.14        $9.92
Operating                                                  ----------   ----------     ----------    ----------   ----------
Performance:
                     Investment income -- net                     .62          .62            .64           .52          .57
                     Realized and unrealized gain (loss) on
                     investments -- net                           .23         (.21)           .20          (.73)         .22
                                                           ----------   ----------     ----------    ----------   ----------
                     Total from investment operations             .85          .41            .84          (.21)         .79
                                                           ----------   ----------     ----------    ----------   ----------
                     Less dividends from investment
                     income -- net                               (.62)        (.62)          (.64)         (.52)        (.57)
                                                           ----------   ----------     ----------    ----------   ----------
                     Net asset value, end of year               $9.63        $9.40          $9.61         $9.41       $10.14
                                                           ==========   ==========     ==========    ==========   ==========

Total Investment     Based on net asset value per share          9.27%        4.28%          9.48%        (2.06%)       8.35%
Return:**                                                  ==========   ==========     ==========    ==========   ==========

Ratios to Average    Expenses                                     .90%         .87%           .89%          .83%         .79%
Net Assets:                                                ==========   ==========     ==========    ==========   ==========
                     Investment income -- net                    6.49%        6.39%          6.91%         5.41%        5.80%
                                                           ==========   ==========     ==========    ==========   ==========

Supplemental         Net assets, end of year (in thousands)  $927,756     $942,388       $976,161    $1,356,979   $1,836,100
Data:                                                      ==========   ==========     ==========    ==========   ==========
                     Portfolio turnover                        349.05%      204.14%        260.34%       322.68%      224.35%
                                                           ==========   ==========     ==========    ==========   ==========
                   + Commencement of Operations.
                  ++ Based on average shares outstanding during the period.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Federal Securities Trust                  August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained by one or more dealers that make markets in the securities. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements -- The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Futures contracts -- The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

[bullet] Options -- The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls -- The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of August 31, 1997 was $397,030,186.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:

Portion of Average Daily Value of Net Assets:                    Rate

Not exceeding $500 million                                      0.500%
In excess of $500 million but not exceeding $1 billion          0.475%
In excess of $1 billion but not exceeding $1.5 billion          0.450%
In excess of $1.5 billion but not exceeding $2 billion          0.425%
In excess of $2 billion but not exceeding $2.5 billion          0.400%
In excess of $2.5 billion but not exceeding $3.5 billion        0.375%
In excess of $3.5 billion but not exceeding $5 billion          0.350%
In excess of $5 billion but not exceeding $6.5 billion          0.325%
Exceeding $6.5 billion                                          0.300%

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account               Distribution
                           Maintenance Fee                Fee

Class B                         0.25%                    0.50%
Class C                         0.25%                    0.55%
Class D                         0.25%                      --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

                                MLFD                     MLPF&S

Class A                         $338                     $3,221
Class D                       $8,150                    $88,008

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $1,116,277 and $16,193 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1997, the Trust paid MLSPS $13,640 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $6,839,079,560 and $7,096,057,885, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                                  Realized         Unrealized
                               Gains (Losses)    Gains (Losses)

Long-term investments          $18,837,718        $11,990,289
Short-term investments              (8,444)                --
Options purchased                 (607,482)        (1,318,480)
Options written                         --           (134,987)
                             -------------      -------------
Total                          $18,221,792        $10,536,822
                             =============      =============

As of August 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $1,842,268, of which $13,612,195 related to appreciated securities and $15,454,463 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 1997 for Federal income tax purposes was $2,156,264,021.

Transactions in call options written for the year ended August 31, 1997 were as follows:

                                Nominal
                            Value Covered          Premiums
Call Options Written         by Options            Received

Outstanding call options
written, beginning of year    50,000,000           $515,625
Options written              148,000,000            926,094
Options exercised           (198,000,000)        (1,441,719)
                           -------------      -------------

Outstanding call options
written, end of year                  --                 --
                           =============      =============

Transactions in put options written for the year ended August 31, 1997 were as follows:

                                Nominal
                            Value Covered          Premiums
Put Options Written           by Options           Received

Outstanding put options
written, beginning of year   100,000,000            $10,000
Options expired               (3,580,613)           (10,000)
                           -------------      -------------

Outstanding put options
written, end of year          96,419,387                 --
                           =============      =============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $265,356,085 and $307,548,996 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                     13,489,212       $128,699,695
Shares issued to shareholders
in reinvestment of dividends       246,217          2,355,483
                             -------------      -------------
Total issued                    13,735,429        131,055,178
Shares redeemed                 (9,520,222)       (90,995,776)
                             -------------      -------------
Net increase                     4,215,207        $40,059,402
                             =============      =============

Class A Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     11,032,271       $105,977,427
Shares issued to shareholders
in reinvestment of dividends       213,992          2,055,029
                             -------------      -------------
Total issued                    11,246,263        108,032,456
Shares redeemed                 (9,834,489)       (94,194,820)
                             -------------      -------------
Net increase                     1,411,774        $13,837,636
                             =============      =============

Class B Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                     13,142,804       $125,442,660
Shares issued to shareholders
in reinvestment of dividends     2,799,110         26,736,766
                             -------------      -------------
Total issued                    15,941,914        152,179,426
Automatic conversion
of shares                      (12,986,542)      (123,962,413)
Shares redeemed                (31,548,826)      (301,267,082)
                             -------------      -------------
Net decrease                   (28,593,454)     $(273,050,069)
                             =============      =============

Class B Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     16,843,373       $161,838,398
Shares issued to shareholders
in reinvestment of dividends     4,018,944         38,574,345
                             -------------      -------------
Total issued                    20,862,317        200,412,743
Automatic conversion
of shares                       (9,718,045)      (107,029,876)
Shares redeemed                (44,194,562)      (408,856,018)
                             -------------      -------------
Net decrease                   (33,050,290)     $(315,473,151)
                             =============      =============

Class C Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                      1,873,927        $17,886,740
Shares issued to shareholders
in reinvestment of dividends        98,146            937,686
                             -------------      -------------
Total issued                     1,972,073         18,824,426
Shares redeemed                 (1,402,999)       (13,394,907)
                             -------------      -------------
Net increase                       569,074         $5,429,519
                             =============      =============

Class C Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                      2,160,634        $20,825,991
Shares issued to shareholders
in reinvestment of dividends        75,534            723,024
                             -------------      -------------
Total issued                     2,236,168         21,549,015
Shares redeemed                 (1,449,722)       (13,905,461)
                             -------------      -------------
Net increase                       786,446         $7,643,554
                             =============      =============

Class D Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                      8,726,557        $83,556,197
Automatic conversion
of shares                       12,986,542        123,962,413
Shares issued to shareholders
in reinvestment of dividends     3,129,768         29,893,148
                             -------------      -------------
Total issued                    24,842,867        237,411,758
Shares redeemed                (28,804,948)      (275,206,695)
                             -------------      -------------
Net decrease                    (3,962,081)      $(37,794,937)
                             =============      =============

Class D Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     24,780,817       $222,390,773
Automatic conversion
of shares                        9,718,045        107,029,876
Shares issued to shareholders
in reinvestment of dividends     3,084,645         29,564,190
                             -------------      -------------
Total issued                    37,583,507        358,984,839
Shares redeemed                (38,921,835)      (372,541,874)
                             -------------      -------------
Net decrease                    (1,338,328)      $(13,557,035)
                             =============      =============

5. Capital Loss Carryforward:
At August 31, 1997, the Trust had a net capital loss carryforward of approximately $234,025,000, of which $39,147,000 expires in 1998, $178,146,000 expires in 2003, and $16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $49,067,382 has been reclassified to paid-in capital in excess of par.

6. Loaned Securities:
At August 31, 1997, the Trust held US Treasury Notes having an aggregate value of approximately $118,516,000 as collateral for portfolio securities loaned having a market value of approximately $116,150,000.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1997



IMPORTANT TAX INFORMATION (UNAUDITED)

None of the ordinary income distributions paid monthly by Merrill Lynch Federal Securities Trust during the year ended August 31, 1997 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of the Trust's total assets invested in Federal obligations* as of the end of each quarter of the fiscal year.

For the Quarter Ended
November 30, 1996          4.82%
February 28, 1997          1.91%
May 31, 1997               1.29%
August  31, 1997           5.15%

Of the Trust's ordinary income dividends paid during the year ended August 31, 1997, 6.60% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro rata basis.

Please retain this information for your records.

*For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.